UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2022

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

(513) 360-4704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 1.01. Entry into Material Definitive Agreement.

On March 10, 2022, Workhorse Group Inc. (the “Company”) entered into an At-the-Market Sales Agreement (the “Agreement”) with BTIG, LLC (the “Agent”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of its common stock, par value of $0.001 per share, from time to time through or to the Agent, acting as a sales agent or as a principal, up to an aggregate sales price of $175,000,000 (the “Shares”).

Under the Agreement, the Company will designate the minimum price and maximum number of Shares to be sold through the Agent on any given trading day or over a specified period of trading days, and the Agent will use commercially reasonable efforts to sell the Shares on such days, subject to certain conditions. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the Nasdaq Capital Market at market prices or as otherwise agreed upon by the Agent and the Company. The Company may also agree to sell Shares to the Agent, as principal for its own account, on terms agreed by the Company and the Agent in a separate agreement at the time of sale.

The Company will pay the Agent a commission of 2% of the gross sales price per Share for any Shares sold through the Agent, as the Company’s agent under the Agreement. The Company is not obligated to sell and the Agent is not obligated to buy or sell any of the Shares under the Agreement. No assurance can be given that the Company will sell any of the Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-237920), which was filed with the Securities Exchange Commission (the “Commission”) on April 20, 2020 under the Securities Act of 1933, as amended (the “Securities Act”) and declared effective by the Commission on May 8, 2020.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated March 10, 2022 to the Prospectus dated May 8, 2020, which has been filed with the Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Exhibit No.	Description
1.1	At-the-Market Sales Agreement dated March 10, 2022 between the Company and BTIG, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: March 10, 2022	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Secretary and Chief Administrative Officer

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